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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 13, 1996 (April 30,1996)
                                                --------------------------------


                       Gundle/SLT Environmental, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Delaware
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                 (State or other jurisdiction of incorporation)


            1-9307                                        22-2731074
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     (Commission File Number)                  (IRS Employer Identification No.)


                   19103 Gundle Road, Houston, Texas 77073
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         (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  (713) 443-8564
                                                  ------------------------------

                               Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 2. Acquisition or Disposition of Assets.

         On April 30, 1996, GSE (UK) Limited, a United Kingdom company and an indirect wholly-owned subsidiary of Gundle/SLT Environmental, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock (the "Stock") of SGS Holdings Limited, a United Kingdom company ("SGS") for a cash consideration of Pound Sterling 3,208,314 and the assumption of certain obligations of SGS. SGS manufactures synthetic lining material and will continue to be utilized in this capacity by the Company. The Stock was acquired from R.A. Young, J.R. Young and S.E. Mitchell (collectively, the "Sellers"). The amount of the consideration was determined through direct negotiation with the Sellers and was paid out of general working capital of the Company.





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ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired

                 At the present time, it is impracticable to provide financial statements specified in Rule 3-05(b) of Regulation S-X for the business acquired. Such financial statements will be filed as soon as practicable but not later than 60 days from the date of this report.

         (b)     Pro Forma Financial Information

                 At the present time, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. Such pro forma financial information will be filed as soon as practicable but not later than 60 days from the date of this report.

         (c)     Exhibits

         The following exhibits, from which schedules and attachments have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K:

         10.1 Agreement for the acquisition of the whole of the issued share capital of SGS Holdings Limited dated April 30, 1996, between GSE (UK) Limited and R. A. Young, Esq., J. R. Young, Esq., and Mrs. S. E. Mitchell.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GUNDLE/SLT ENVIRONMENTAL, INC.



                                        By:   \s\ Roger J. Klatt
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                                              Roger J. Klatt
                                              Chief Financial Officer





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                                    EXHIBITS

                                                                                                            Sequentially
Exhibit No.                                                                                                 Numbered Page
- -----------                                                                                                 -------------
10.1                      Agreement for the acquisition of the whole of the issued share capital of SGS Holdings Limited dated April 30, 1996, between GSE
                          (UK) Limited and R. A. Young, Esq., J. R. Young, Esq., and Mrs. S. E.
                          Mitchell.

The exhibits, as filed, omit certain exhibits and schedules. The Company will provide a copy of any omitted exhibit or schedule upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested schedule.





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